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                        SUPPLEMENT DATED OCTOBER 16, 2006
                       TO THE PROSPECTUS DATED MAY 1. 2006

                                       FOR
                        Venture Vantage Variable Annuity



This Supplement is intended to supplement the prospectus dated May 1, 2006 for certain new Vantage Variable Annuity Contracts(1) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) and funded through its Separate Account, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H.

This Supplement describes a change in the promotional rate for Payment Enhancements applicable to Contracts issued on or after October 16, 2006.

Payment Enhancements
We will add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. We are currently offering higher promotional rates on Payment Enhancements for initial and subsequent Purchase Payments. For Contracts issued on or after October 16, 2006, the current promotional Payment Enhancement rate is 5.0%. For Contracts issued on or after May 1, 2006 through October 13, 2006, the current promotional Payment Enhancement rate varies based on the cumulative amount of your Purchase Payments to the Contract on the date of payment (we show these rates in the table on page 20 of the prospectus). We may terminate the promotional Payment Enhancements at any time. Initial and subsequent payments that do not receive a promotional Payment Enhancement will receive the guaranteed Payment Enhancement rate shown in the table on page 20 of the prospectus.

Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

Daily Administration Fee
We revise our description of the daily administration fee in the prospectus to conform to the asset-based charges shown in the Fee Tables. We deduct a daily charge in an amount equal to 0.30% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Contracts Sold Directly Without Payment of Any Sales Compensation
We revise our description in the prospectus of Contracts that may be sold directly to certain individuals under various circumstances that do not involve payment of any sales compensation to a registered representative. For such Contracts we will credit initial and subsequent Purchase Payments to the Contract with an additional 5% of the Purchase Payment. However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment for Contracts issued after October 16, 2006, and 9% of the Purchase Payment Contracts issued prior to that date. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit does not exceed the respective limit (i.e., 10% the Purchase Payment for Contracts issued after October 16, 2006 and 9% of the Purchase Payment for other Contracts).


                        SUPPLEMENT DATED OCTOBER 16, 2006




Vantage 2006  0506:10306

333-71072  S000002858  C000007839




----------------------------
(1) Vantage 2006

                                       1